                                                                   EXHIBIT 23.1A

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-19541 of Steel Dynamics, Inc. and subsidiary on Form S-8 of our report dated February 1, 1999, appearing in the Annual Report on Form 10-K of Steel Dynamics, Inc. for the year ended December 31, 1999.

/S/ Deloitte & Touche LLP
Indianapolis, Indiana
March 29, 2000



                                       71